Exhibit 10.1(a)

Execution

SECOND AMENDMENT TO

SECOND AMENDED AND RESTATED MASTER REPURCHASE AGREEMENT

GOVERNING PURCHASES AND SALES OF MORTGAGE LOANS

This Second Amendment, dated as of October 31, 2006 (this “Amendment”), to the Second Amended and Restated Master Repurchase Agreement Governing Purchases and Sales of Mortgage Loans, dated as of December 29, 2004 and amended as of December 28, 2005 (as amended, the “Repurchase Agreement”), is made by and among LEHMAN BROTHERS BANK, FSB (“Buyer”), FIELDSTONE INVESTMENT CORPORATION (“FIC”) and FIELDSTONE MORTGAGE COMPANY (“FMC”) (FIC and FMC shall be individually and collectively referred to as “Seller”). Buyer, FMC and FIC may be collectively referred to herein as the “Parties”.

RECITALS

WHEREAS, pursuant to the Repurchase Agreement, Buyer has agreed, subject to the terms and conditions set forth in the Repurchase Agreement, to purchase certain Mortgage Loans owned by Seller, including, without limitation, all rights of Seller to service and administer such Mortgage Loans; and

WHEREAS, the Parties desire to amend the Repurchase Agreement as set forth herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereto agree as follows:

Section 1. Definitions. Capitalized terms used but not otherwise defined herein have the meanings given them in the Repurchase Agreement.

Section 2. Amendments to Repurchase Agreement. Subject to Section 4 hereof, the Repurchase Agreement shall be amended as follows:

(a) References in the Repurchase Agreement to “this Agreement” or words of similar import (including indirect references to the Repurchase Agreement) shall, without limitation, be deemed to be references to the Repurchase Agreement as amended by this Amendment.

(b) Section 3(g) is hereby deleted in its entirety and replaced with the following:

(g) Maximum Facility Amount. Except as set forth herein, with respect to all Transactions hereunder, the aggregate Purchase Price for all Purchased Mortgage Loans at any one time subject to then outstanding Transactions shall not exceed THREE HUNDRED MILLION DOLLARS ($300,000,000); provided, however, that with respect to all Transactions hereunder from and including October 31, 2006 through and including December 27, 2006, the aggregate Purchase Price for all Purchased Mortgage Loans at any one time subject to then outstanding Transactions shall not exceed FIVE HUNDRED MILLION DOLLARS ($500,000,000) (the “Total Facility Amount”);

(c) Solely for the period beginning on October 31, 2006 and ending on December 27, 2006, references to “Pricing and Fee Letter” are hereby deemed to be reference to that certain Amended and Restated Pricing and Fee Letter between Sellers and Buyer dated as of the date of this Amendment.

Section 3. Representations and Warranties. Seller hereby represents and warrants to Buyer that (a) both immediately before and after giving effect to the amendments set forth in Section 2 of this Amendment, no Event of Default shall have occurred and be continuing, (b) the representations and warranties of Seller set forth in Section 10 of the Repurchase Agreement are true and complete as if made on and as of such date and as if each reference in said Section 10 to “this Agreement” included reference to the Repurchase Agreement as amended hereby, (c) this Amendment constitutes the legal, valid and binding obligation of Seller, enforceable against Seller in accordance with its terms and (d) the execution and delivery by Seller of this Amendment has been duly authorized by all requisite corporate action on the part of Seller and will not violate any provision of Seller’s organizational documents.

Section 4. Conditions Precedent. The amendments set forth in Section 2 above shall not become effective unless, on or before October 31, 2006, Buyer shall have received all of the following documents, each of which shall be satisfactory in form and substance to Buyer and its counsel:

(a) Amendment. This Amendment, duly completed, executed and delivered by Seller;

(b) Pricing and Fee Letter. The Amended and Restated Pricing and Fee Letter, duly completed, executed and delivered by Seller; and

(c) Other Documents. Such other documents as Buyer may reasonably request.

Section 5. Miscellaneous.

(a) Except as expressly amended by Section 2 hereof, the Repurchase Agreement remains unaltered and in full force and effect. Each of the Parties hereby reaffirms all terms and covenants made in the Repurchase Agreement as amended hereby.

(b) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Party under the Repurchase Agreement, or any other document, instrument or agreement executed and/or delivered in connection therewith.

(c) THIS AMENDMENT SHALL BE CONSTRUED, INTERPRETED AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PRINCIPLES THEREOF.

(d) This Amendment may be executed in any number of counterparts, and all such counterparts shall together constitute the same agreement. Any signature delivered by a party via facsimile shall be deemed to be an original signature hereto.

[SIGNATURE PAGE TO FOLLOW]

IN WITNESS WHEREOF, the Parties hereto have caused this Amendment to be executed as of the day and year first above written.

SELLER:

FIELDSTONE MORTGAGE COMPANY

By: /s/ Mark C. Krebs
Name: Mark C. Krebs
Title: Sr. Vice President & Treasurer

FIELDSTONE INVESTMENT CORPORATION

By: /s/ Mark C. Krebs
Name: Mark C. Krebs
Title: Sr. Vice President & Treasurer

BUYER:

LEHMAN BROTHERS BANK, FSB

By: /s/ Fred C. Madonna
Name: Fred C. Madonna
Title: Authorized Signature